THE GABELLI MULTIMEDIA TRUST INC. 8-K

Exhibit 99.1

Notice of Guaranteed Delivery
For Shares of Common Stock of

The Gabelli Multimedia Trust Inc.

Subscribed for Via Primary Subscription
and the Over-Subscription Privilege

As set forth in the Prospectus Supplement, dated June 28, 2024, and the accompanying Prospectus, dated April 19, 2024 (collectively, the “Prospectus”), for this offering, this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all of the Fund’s shares of common stock, par value $0.001 per share (the “Common Shares”), subscribed for via the primary subscription and the over-subscription privilege. Payment must be made in United States dollars, whereby only checks drawn on a bank located in the continental United States and made payable to The Gabelli Multimedia Trust Inc. will be accepted. Such form may be delivered by email, first class mail, express mail or overnight courier to the Subscription Agent and must be received prior to 5:00 p.m., Eastern Time, on July 22, 2024, as such date may be extended from time to time (the “Expiration Date”). The terms and conditions of the offering set forth in the Prospectus are incorporated by reference herein. Capitalized terms used and not otherwise defined herein have the meaning attributed to them in the Prospectus.

THE SUBSCRIPTION AGENT IS:

COMPUTERSHARE TRUST COMPANY, N.A.

BY FIRST CLASS MAIL:	BY EXPRESS MAIL OR OVERNIGHT COURIER:	VIA email:
The Gabelli Multimedia Trust Inc. c/o Computershare Attn: Voluntary Corporate Actions: COY GGT P.O. Box 43011 Providence, RI 02940-3011	The Gabelli Multimedia Trust Inc. c/o Computershare Attn: Voluntary Corporate Actions: COY GGT 150 Royall Street, Suite V Canton, MA 02021	canoticeofguarantee @computershare.com *This email address can only be used for delivery of this Notice of Guaranteed Delivery.*

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

The New York Stock Exchange member firm or bank or trust company that completes this form must communicate this guarantee and the number of Common Shares subscribed for in connection with this guarantee (separately disclosed as to the primary subscription and the over-subscription privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery, to the Subscription Agent, prior to 5:00 p.m. Eastern Time, on the Expiration Date, guaranteeing delivery of a properly completed and signed Subscription Certificate (which certificate must then be delivered to the Subscription Agent no later than the close of business of the first Business Day after the Expiration Date). Failure to do so will result in a forfeiture of the Rights. Payment of the full Subscription Price for the Common Shares subscribed for must accompany this Notice of Guaranteed Delivery.

GUARANTEE

The undersigned, a member firm of the New York Stock Exchange or a bank or trust company having an office or correspondent in the United States, guarantees delivery to the Subscription Agent by no later than 5:00 p.m., Eastern Time, on the first Business Day after the Expiration Date of a properly completed and executed Subscription Certificate, as subscription for such Common Shares as indicated herein or in the Subscription Certificate. Participants should notify the Depositary prior to covering through the submission of a physical security directly to the Depositary based on a guaranteed delivery that was submitted via DTC’s PTOP platform.

BROKER ASSIGNED CONTROL # _______________________________________

The Gabelli MULTIMEDIA TRUST INC.

1. Primary Subscription	Number of Rights to be exercised	Number of primary Common Shares requested for which you are guaranteeing delivery of Rights	Payment to be made in connection with primary Common Shares

	Rights __________	Common Shares __________	$________________

2. Over-Subscription	Not applicable	Number of over-subscription Common Shares requested pursuant to the over-subscription privilege	Payment to be made in connection with over-subscription Common Shares

		Common Shares __________	$________________

3. Totals	Total Number of Rights Exercised	Total number of Common Shares subscribed for and/or requested

	Rights __________	Common Shares __________	$________________ Total Payment

Method of delivery (circle one):

A.  Through DTC

B.  Direct to Computershare Trust Company, N.A., as Subscription Agent.

Please reference below the registration of the Rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC.

Name of Firm
Authorized Signature

DTC Participant Number	Title

Address	Name (Please Type or Print)

Zip Code	Phone Number

Contact Name	Date

BENEFICIAL OWNER LISTING CERTIFICATION
The Gabelli Multimedia Trust Inc. Rights Offering

The undersigned, a bank, broker or other nominee holder of Rights (“Rights”) to purchase shares of common stock, par value $0.001 per share (the “Common Shares”), of The Gabelli Multimedia Trust Inc. (the “Fund”) pursuant to the subscription rights offering (the “Offer”) described and provided for in the Fund’s Prospectus Supplement, dated June 28, 2024, and the accompanying Prospectus, dated April 19, 2024 (collectively, the “Prospectus”), hereby certifies to the Fund and to Computershare Trust Company, N.A., as Subscription Agent for such Offer, that for each numbered line filled in below, the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the primary subscription (as specified in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional Common Shares pursuant to the over-subscription privilege (as specified in the Prospectus), in the amount set forth in the third column of such line.

Number of Record Date Common Shares Owned	NUMBER OF RIGHTS exercised pursuant to the Primary Subscription	NUMBER OF COMMON SHARES requested pursuant to the Over-Subscription Privilege
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

Name of Nominee Holder

By:
Name:
Title:
Dated:	, 2024

Provide the following information, if applicable:

Depository Trust Corporation (“DTC”) Participant Number

Name of Broker

DTC Primary Subscription Confirmation Number(s)	Address

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